EXHIBIT 10.26

September 30, 1998






Mr. James S. Olin
President
Abbott Resorts
35000 Emerald Coast Parkway
Destin, Florida  32541

Dear Jim:

This confirms that ResortQuest International has received and approves the attached real estate transactions and the commission arrangements for the specific transactions indicated therein.

I want to reiterate that the currently contemplated management of the retail portion of the Gulf Place complex, now under construction, will not constitute a violation of the Non-Competition provisions of either the Stock Purchase Agreement or any Consulting Agreements.

I am looking forward to working with you.

Best regards,


/s/ W. Michael Murphy
---------------------
    W. Michael Murphy

MM/cs

cc:  David L. Levine
     John K. Lines

                                 PENDING SALES:
                                 --------------
                                                                                Total
                      #of                 Total Purchase      Gross          Commission   # of
Property              Units               Price               Commission     Due Agent    Gross
--------              -----               --------------      ----------     ---------    -----
Leeward Key           1006                $    226,000        $   11,300      $  9,605     89.5%
Tides                  154                $ 46,738,300        $2,258,550      $574,628       25%
Tides                 140,911,011,302                         $   43,700      $ 21,850       50%
                       304                                    $   14,050      $ 14,050
Tides                 1406,1003                               $   68,050      $ 82,944       92%
                      907 & 1107
Tides                 1507                                    $   14,600      $  7,300       50%
Tides                 1306                                    $   13,100      $  6,550       65%

Silver Shells
------------
St. Croix                9                $ 3,559,595         $   213,575     $ 53,394       25%


St. Maarian             25                $12,080,424         $   724,825     $181,206       25%

                      Penthouse #8        $   666,627         $    36,664     $ 31,184       85%
St. Thomas               8                $ 5,062,420         $   303,745     $ 75,936       25%
Oceania  601             1                $   800,000         $    48,000     $ 28,800       60%
Gulf PI Cabanas         31                $ 4,138,800         $   208,926     $ 75,851       30%
Gulf PI Cabanas      301,303              $   250,245         $    12,512     $  8,132       85%
Gulf PI Cabanas      401,402              $   267,744         $    13,387     $  8,701       65%
Gulf PI Cabanas      311,410,411          $   $00,244         $    20,012     $ 13,007       65%


Property            Amount Owner is Due
--------            -------------------
Leeward Key          Bill Abbott - Personal unit
Tides                Bill Abbott - Listing fee
Tides                Gus Andrews - Selling fee
                     Gus Andrews - Personal unit
Tides                Bill Abbott - Selling fee & listing fee - Personal units

Tides                Charlie Vandiver - Selling fee
Tides                Steve Abbott - Selling fee

Silver Shells
------------
St. Croix            Bill Abbott - Listing fee $26,696/ PB-no net
                     Steve Abbott -Listing fee $26,696
St. Maarian          Bill Abbott - Listing fee $80,603
                     Steve Abbott - Listing fee $90,603
                     Bill & Steve - personal unit
St. Thomas           Bill Abbott - Listing fee
Oceania  601         Steve Abbott - Listing fee
Gulf PI Cabanas      Gus Andrews -  Listing fee of all Gulf Place Cabanas
Gulf PI Cabanas      Bill & Steve - personal units
Gulf PI Cabanas      Gus Andrews - Personal units
Gulf PI Cabanas      Jim Steiner - Personal units

                                          LISTED FOR SALE:
                                          ---------------
                                                                                Total
                      #of                 Total Purchase      Gross           Commission    # of
Property              Units               Price               Commission       Due Agent    Gross
--------              -----               --------------      ----------       ---------    -----
Nantucket Cottages     13                 $ 2,609,750         $  156,585        $ 98,648      63%

Captiva at TOPS'L       6                 $ 1,988,000         $  119,280        $ 29,280      25%
Leeward Key            70                 $15,338,000         $  766,280        $230,070      30%

Grove lots             11                 $   846,900         $   51,752        $  3,879      25%
Majestic Sun Ph1      144                 $38,293,538         $1,540,084        $462,025      30%
Majestic Sun Ph2      144                 $40,985,922         $2,049,296        $614,788      30%
Seagrove              100                 $41,713,000         $2,085,650        $625,695      30%
Perdido Key           115                 $31,000,000         $1,550,000        $465,000      30%

Property            Amount Owner is Due
--------            -------------------
Nantucket Cottages  Bill Abbott - Listing fee. Commisssion reduced at closing.
                    Only pay Sales fee and manager over-ride based upon 6%
                    commission.  Property is owned by Bill Abbott & Jay Odorn
Captiva at TOPS'L   Bill Abbott - Listing fee
Leeward Key         Bill Abbott - 1/3 listing fee $76,690
                    Steve Abbott - 1/3 listing fee $76,690
Grove lots          Gus Andrews - 25% listing referral
Majestic Sun Ph1    Gus Andrews
Majestic Sun Ph2    Gus Andrews
Seagrove            Gus Andrews & Steve Abbott
Perdido Key         Steve Abbott